UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 1, 2005

CIRCOR INTERNATIONAL, INC.

(Exact name of registrant as specified in charter)

DELAWARE	001-14962	04-3477276
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

25 CORPORATE DRIVE, SUITE 130

BURLINGTON, MASSACHUSETTS 01803-4238

(Address of principal executive offices) (Zip Code)

(781) 270-1200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Agreement #1

On December 1, 2005, the Board of Directors of CIRCOR International, Inc. authorized an amendment to the Company’s Amended and Restated 1999 Stock Option and Incentive Plan (the “Plan”). The amendment clarifies the required timing of any deferral elections made with respect to awards granted under the Plan in light of Section 409A of the Internal Revenue Code and the regulations and guidance issued pursuant thereto. A copy of the amendment is attached is Exhibit 10.1 to this report of Form 8-K.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description

10.1	First Amendment to CIRCOR International, Inc. Amended and Restated 1999 Stock Option and Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 7, 2005	CIRCOR INTERNATIONAL, INC.

/S/ Kenneth W. Smith
By: Kenneth W. Smith Senior Vice President, Chief Financial Officer and Treasurer